Exhibit 10.3

COLLATERAL SCHEDULE NO. 1

This Collateral Schedule No. 1 dated as of December 29, 2010 (this “Collateral Schedule”) is between  Stellaris LLC, a Nevada limited liability company (together with its successors and assigns, “Borrower”), and RBS ASSET FINANCE, INC., a New York corporation (together with its successors and assigns, “Lender”), and is executed in connection with the Loan Agreement dated as of December 29, 2010 (the “Loan Agreement”) between Borrower and Lender and the Note dated as of December 29, 2010 (the “Related Note”) executed by Borrower in favor of Lender, to which this Collateral Schedule is attached.  Capitalized terms used in this Collateral Schedule but not defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

Borrower agrees the Collateral set forth in the attached Exhibit A, which is incorporated herein, is given to secure the payment and performance of all Obligations and all other obligations of Borrower to Lender under any other instrument or agreement, and any renewals, extensions and modifications thereof or thereto; provided, however, that in the event that Lender assigns the Related Note, (a) the related Loan shall be deemed a separate loan that includes and incorporates each term and condition in the Loan Agreement and the other Loan Documents related thereto, (ii) the term “Obligations” as used in the Loan Agreement and the other Loan Documents with respect to any assignee shall mean only the obligations evidenced by or related to the Notes held by the assignee and (iii) the term Collateral as used in the Loan Agreement and the other Loan Documents with respect to such assignee shall mean only the Collateral described on the Collateral Schedules that specifically refer to the Notes held by such assignee.

Borrower hereby certifies that the description of the Collateral set forth in the attached Exhibit A is accurate, complete and reasonably identifies the Collateral for UCC purposes. Such Collateral shall be located at the following address:

See Schedule 1

Borrower will provide prior written notice to Lender of the relocation of the Collateral or any portion thereof.

Notwithstanding anything to the contrary in the Loan Documents, Borrower may with Lender’s prior written consent, substitute any item of Collateral, for another item of “Like Collateral”, which is defined as the same type of equipment as the Collateral, has the same or greater value than the Collateral which is being substituted for (as determined by Lender) and is in the condition required under the Loan Documents.  Further, the Like Collateral (i) must be owned by the Borrower, free and clear of all liens, claims and encumbrances; (ii) will be subject to a Lien in favor of Lender; and (iii) upon transfer will be considered Collateral under the Loan Documents. Borrower agrees to pay all cost and expenses associated with the substitution of Collateral, including without limitation titling, fees, UCC search fees and/or UCC filing fees.  Upon the substitution of Collateral in accordance with this paragraph, Lender will take all actions necessary to terminate its Lien with respect to the Collateral being substituted at Borrower’s sole cost and expense.

Borrower hereby represents and warrants that as of the Closing Date for the Related Note, the Collateral set forth in the attached Exhibit A has been delivered and completely installed, is in good order and operating condition and is in all respects fit and satisfactory for the uses for which it is intended, and Borrower has finally and unconditionally accepted such Collateral.

[REMAINDER INTENTIONALLY BLANK; EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower and Lender hereto have caused this Collateral Schedule to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	STELLARIS LLC

	By:	/s/ A. Theeuwes

	Name:	A. Theeuwes

	Title:	Senior Vice President

LENDER:	RBS ASSET FINANCE, INC.

	By:	/s/ Cynthia Prince

	Name:	Cynthia Prince

	Title:	Sr. Vice President

[EXECUTION PAGE OF COLLATERAL SCHEDULE NO. 1]

EXHIBIT A

DESCRIPTION OF COLLATERAL

The Collateral described on this Collateral Schedule consists of all of Borrower’s right, title and interest, if any, in and to (i) the equipment described on Schedule 1 attached hereto and made part hereof, (ii) all general intangibles relating thereto, (iii) any and all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to any of the foregoing property, (iv) all additions, upgrades and accessions to any of the foregoing property, (v) all documents relating to any of the foregoing property, (vi) all replacements and substitutions for any of the foregoing property, (vii) all accounts, chattel paper and general intangibles arising out of the sale, transfer or other disposition of any of the foregoing property, (viii) all of Borrower’s rights to receive return of any premiums for or proceeds of any insurance, indemnity, warranty or guaranty with respect to any of the foregoing property and (ix) all products and proceeds of any of the foregoing property.

Exhibit A

Schedule 1

Description of Collateral

ID	DESCRIPTION	SERIAL NUMBER	ADDRESS	CITY	STATE	ZIP	Original Sales Price
232024	08 MURRAY PRO LOWBED TRAILER	1M9G4420X8A056621	20602 Indian Ocean	Lake Forest	CA	92630	$57,145.70
301009	05 CAT D8T MS DOZER WINCH	KPZ00864	17720 E. Langell Valley Rd.	Bonanza	OR	97623	$248,459.55
301010	06 CAT D8T MS DOZER WINCH	KPZ01397	17720 E. Langell Valley Rd.	Bonanza	OR	97623	$273,305.51
302015	06 CAT D6R XL DOZER	GJB00608	1650 Missouri	Lake View	OR	97630	$273,305.51
302016	07 CAT D7R XR DOZER WINCH	AGN01545	Jungo Rd	Winnemucca	NV	89445	$173,921.69
302017	07 CAT D7R XR DOZER WINCH	AGN01546	Jungo Rd	Winnemucca	NV	89445	$173,921.69
322033	08 CAT 561N PIPELAYER	TAD00103	3500 S Pegasus Drive	Bakersfield	CA	93308	$183,860.07
322034	08 CAT 561N PIPELAYER	TAD00108	3500 S Pegasus Drive	Bakersfield	CA	93308	$183,860.07
322035	08 CAT 561N PIPELAYER	TAD00109	20602 Indian Ocean	Lake Forest	CA	92630	$183,860.07
322036	08 CAT 561N PIPELAYER	TAD00110	Pico Ave & Pier D	Long Beach	CA	90802	$188,829.26
322037	08 CAT 561N PIPELAYER	TAD00111	24204 Hwy 95	Needles	CA	92363	$183,860.07
322038	08 CAT 561N PIPELAYER	TAD00114	3500 S Pegasus Drive	Bakersfield	CA	93308	$183,860.07
332023	08 CAT 572R II PIPELAYER	DSC00387	20602 Indian Ocean	Lake Forest	CA	92630	$387,596.90
332024	08 CAT 572R II PIPELAYER	DSC00388	20602 Indian Ocean	Lake Forest	CA	92630	$387,596.90
333031	07 CAT 583T PIPELAYER	CMX00183	20602 Indian Ocean	Lake Forest	CA	92630	$427,350.43
333032	07 CAT 583T PIPELAYER	CMX00184	10617 Jefferson Chemical Rd	Conroe	TX	77306	$427,350.43
333033	07 CAT 583T PIPELAYER	CMX00189	20602 Indian Ocean	Lake Forest	CA	92630	$427,350.43
333034	07 CAT 583T PIPELAYER	CMX00198	10617 Jefferson Chemical Rd	Conroe	TX	77306	$427,350.43
333035	07 CAT 583T PIPELAYER	CMX00199	10617 Jefferson Chemical Rd	Conroe	TX	77306	$427,350.43
344008	07 CAT 587T PIPELAYER	FAT00289	1650 Missouri	Lake View	OR	97630	$462,134.76
344009	07 CAT 587T PIPELAYER	FAT00290	1650 Missouri	Lake View	OR	97630	$462,134.76
361030	08 CAT 321D LCR EXCAVATOR	CAT0321DCNAS00322	12745 N Thorton Rd.	Lodi	CA	95242	$81,991.65
363033	09 CAT 336DL EXCAVATOR	CAT0336DLW3K00636	481 E. Villa Ave	El Centro	CA	92243	$198,767.64
363034	10 CAT 336DL EXCAVATOR	CAT0336DLW3K01205	12745 N Thorton Rd.	Lodi	CA	95242	$228,582.79
364009	09 CAT 345DL EXCAVATOR	CAT0345DAEEH00596	12745 N Thorton Rd.	Lodi	CA	95242	$231,067.38
392084	06 CAT 420E BACKHOE W/HYD	CAT0420ETHLS02498	5001 Delevan Rd.	Maxwell	CA	95955	$37,268.93
392085	06 CAT 420E BACKHOE W/HYD	CAT0420EVHLS02637	20602 Indian Ocean	Lake Forest	CA	92630	$37,268.93
392086	06 CAT 420E BACKHOE W/HYD	CAT0420ETHLS02145	25961 Wright	Foothill Ranch	CA	92610	$37,268.93
392087	07 CAT 420E BACKHOE	0HLS03280	8100 W. Weschester Pkwy.	Los Angeles	CA	90045	$42,238.12
392090	09 CAT 420E BACKHOE 4X4	OPRA00288	1552 Deere Ave	Irvine	CA	92606	$54,661.10
392091	09 CAT 420E BACKHOE 4X4	OPRA00296	100 Concord St.	El Segundo	CA	90245	$54,661.10
392092	09 CAT 420E BACKHOE 4X4	0PRA00367	12745 N Thorton Rd.	Lodi	CA	95242	$54,661.10
392093	09 CAT 420E BACKHOE 4X4	0PRA00371	3030 E. Coronado St.	Anaheim	CA	92806	$54,661.10
393007	08 JD 710J BACKHOE	T0710JX160749	Alameda St & Sepulveda Blvd.	Carson	CA	90810	$67,581.00
393008	09 JD 710J BACKHOE	T0710JX173475	20602 Indian Ocean	Lake Forest	CA	92630	$69,568.67
393009	10 JD 710J BACKHOE	T0710JX174259	9686 Kaiser Wy.	Fontana	CA	92335	$79,507.06
461038	07 CAT CB334E 5-10TON ROLLER	0C3A00490	20602 Indian Ocean	Lake Forest	CA	92630	$25,839.79

					TOTAL	TOTAL	$7,500,000.00